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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
                                 on behalf of
          Multi-Strategy Market Neutral Investments (the "Portfolio")

                       Supplement dated January 5, 2004
                     to the Prospectus dated July 29, 2003

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

On December 3, 2003, the Trust's Board of Trustees approved a change in the benchmark of the Portfolio from the S&P 500 Index to the 90-Day Treasury Bill Index (the "T-Bill Index"), effective January 2, 2004. Management views the T-Bill Index as a more appropriate index reflecting more closely the current composition of the Portfolio's securities holdings. The T-Bill Index is composed of one three month U.S. Treasury Bill whose return is tracked until its maturity. The T-Bill Index does not reflect any deduction for fees, expenses or taxes.

The following information supplements page 5 of the Portfolio's prospectus disclosure under the section entitled "Average Annual Total Returns:"

The Average Annual Total Returns for the one year and since inception periods for the calendar year ended December 31, 2002 for the T-Bill Index were: 1.59% and 4.04%, respectively.

TK 2090 7/03 S6